UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Advanced Viral Research Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ADVANCED VIRAL RESEARCH CORP.
200 Corporate Boulevard South
Yonkers, New York 10701
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
           NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of Advanced Viral Research Corp. (the “Company”) will be held at ___ a.m., on                                            , 2007, at                                            ,                                            ,                      , NY ___, to consider the following proposals:
(1)	Proposal 1 — Blank Check Preferred Stock. Approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock;

(2)	Proposal 2 — Increase in Number of Shares of Authorized Common Stock. Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 1,000,000,000 shares to 2,000,000,000 shares;

(3)	Proposal 3 — Conforming Amendments to Certificate of Incorporation. Approve an Amended and Restated Certificate of Incorporation which will amend the headings, terminology and numbering of the provisions within our current Certificate of Incorporation, as amended, and integrate into a single instrument all of the provisions thereof;

(4)	Proposal 4 — Stock Incentive Plan. Approve the adoption of the Company’s 2007 Stock Incentive Plan (the “Stock Incentive Plan”); and

(5)	Transact such other business as may properly come before the Special Meeting and any adjournment thereof.
          The Board of Directors has fixed the close of business on _________, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.
          If you do not expect to be personally present at the Special Meeting but wish your stock to be voted for the business to be transacted at the Special Meeting, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

, 2007	By Order of the Board of Directors

Eli Wilner Chairman of the Board of Directors

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE
ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

ADVANCED VIRAL RESEARCH CORP.
200 Corporate Boulevard South
Yonkers, New York 10701
PROXY STATEMENT
For the Special Meeting of Stockholders to be held on ________, 2007
          This Proxy Statement is being sent to stockholders of Advanced Viral Research Corp., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of the Company for use at the special meeting of stockholders (the “Special Meeting”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), to be held at ___ a.m., on                       , 2007, at the                                                                                          ,                       , NY _____, and any adjournment(s) thereof. The purposes of the Special Meeting are to consider the following proposals:
(1)	Proposal 1 — Blank Check Preferred Stock. Approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock;

(2)	Proposal 2 — Increase in Number of Authorized Shares of Common Stock. Approve an amendment to the Company’s Certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 1,000,000,000 shares to 2,000,000,000 shares;

(3)	Proposal 3 — Conforming Amendments to Certificate of Incorporation. Approve an Amended and Restated Certificate of Incorporation which will amend the headings, terminology and numbering of the provisions within our current Certificate of Incorporation, as amended, and integrate into a single instrument all of the provisions thereof;

(4)	Proposal 4 — Stock Incentive Plan. Approve the adoption of the Company’s 2007 Stock Incentive Plan (the “Stock Incentive Plan”); and

(5)	Transact such other business as may properly come before the Special Meeting and any adjournment thereof.
          If proxy cards in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted as instructed on the proxy. If no instructions are given, the individuals named as proxies will vote your shares (i) FOR Proposal 1 (Blank Check Preferred Stock); (ii) FOR Proposal 2 (Increase Authorized Common Stock); (iii) FOR Proposal 3 (Conforming Amendments to Certificate of Incorporation); and (iv) FOR Proposal 4 (Stock Incentive Plan); and (v) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Special Meeting or any adjournment thereof.
          Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Special Meeting.
          This Proxy Statement is first being mailed to stockholders on or about                     , 2007.

ADVANCED VIRAL RESEARCH CORP.
PROXY STATEMENT
for the Special Meeting of Stockholders to be held on
                     , 2007
          The enclosed proxy is solicited on behalf of the Company’s Board of Directors for use at the Special Meeting of Stockholders to be held on                        day,                                            , 2007, beginning at 10:00 a.m., Eastern Daylight Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at                                                                 . This Proxy Statement and the form of proxy will be mailed to all stockholders on or about                      , 2007.
          Please read and carefully consider the information presented in this Proxy Statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.
Questions and Answers About These Proxy Materials
          The summary information provided below in “question and answer” format is for your convenience. This summary may not contain all the information that may be important to you. To better understand the items being voted on, you should read carefully this entire document, including the appendices.
Why am I receiving these materials?
          We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Advanced Viral Research Corp. (sometimes referred to as the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.
Who is entitled to vote?
          Only stockholders of record at the close of business on the record date,                     , 2007, are entitled to vote at the Special Meeting or any postponement or adjournment of the meeting.
When and where is the Special Meeting?
          The Special Meeting will take place on                     , 2007, at ___:00 a.m. local time, at                                           , NY                       . This Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and form of proxy were first mailed on or about                        2007 to all stockholders entitled to vote at the Special Meeting.
What matters will be voted on at the Special Meeting?
(1)	Proposal 1 — Blank Check Preferred Stock. An amendment to our Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock.

(2)	Proposal 2 — Increase in Number of Authorized Shares of Common Stock. Approve an amendment to our Certificate of incorporation to increase the number of authorized shares of our common stock from 1,000,000,000 shares to 2,000,000,000 shares;

(3)	Proposal 3 — Conforming Amendments to Certificate of Incorporation. An Amended and Restated Certificate of Incorporation (the “Proposed Amended and Restated Certificate”) which will amend the headings, terminology and numbering of the provisions within our current Certificate of Incorporation, as amended, and integrate into a single instrument all of the provisions thereof.

(4)	Proposal 4 — Stock Incentive Plan. Approve the adoption of our 2007 Stock Incentive Plan (the “Stock Incentive Plan”).

(5)	Transact such other business as may properly come before the Special Meeting and any adjournment thereof.
What is the Board of Directors’ recommendation on the proposals?
          The Board of Directors recommends a vote FOR the authorization of blank check preferred stock, FOR the increase in authorized shares of common stock, FOR the Proposed Amended and Restated Certificate, and FOR the Stock Incentive Plan.
How do I vote?
          Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered stockholder and attend the Special Meeting, then you may deliver your completed proxy card in person or you may vote in person at the Special Meeting.
          If your shares are held in “street name” by your broker or bank, you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.
Can I change my vote after I return my proxy card?
          Yes, you have the right to revoke your proxy at any time before the Special Meeting by notifying our corporate secretary in writing, returning a later-dated proxy card, or voting in person at the Special Meeting.
Who will count the votes?
          American Stock Transfer and Trust Company will count the votes and act as the inspector of election.
What shares are included on the proxy card(s)?
          The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.
What does it mean if I get more than one proxy card?
          If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer and Trust Company (800-937-5449), or, if your shares are held in street name, by contacting the broker or bank that holds your shares.
How many shares can vote?
          As of the record date, 696,587,734 shares of common stock, our only voting securities entitled to vote at the meeting, were issued and outstanding. Every stockholder is entitled to one vote for each share of common stock held.
What is a quorum?
          The presence at the meeting in person or by proxy of the holders of a majority of the shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Proxies marked as abstaining on any matter to be acted upon by stockholders and “broker non-votes” will be treated as present for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions for shares you hold in street name. Under those circumstances, your broker may be authorized to vote for you on some routine matters but is prohibited from voting on other matters. Those matters for which your broker cannot vote result in broker non-votes.

What is required to approve the proposals?
          Approval of Proposal 1 (Blank Check Preferred Stock), Proposal 2 (Increase Authorized Common Stock), and Proposal 3 (Conforming Amendments to Certificate of Incorporation) requires the affirmative vote of holders of a majority of the outstanding shares of stock for each proposal. Approval of Proposal 4 (Stock Incentive Plan) requires the affirmative vote of a majority of the outstanding shares of stock represented at the Special Meeting where a quorum is present.
          If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be counted as shares present for the purpose of determining the presence of a quorum. Each of the proposals require the approval of holders of a majority of the shares of stock outstanding as of the record date, thus an abstention will have the same effect as a vote against a proposal, because it is one less vote for approval.
What happens if I abstain?
          Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by these proxies will not be treated as affirmative votes. Broker non-votes with respect to any of the proposals will have the same effect as a vote against such proposal, because it is one less vote for approval.
How will the Company solicit proxies?
          We have retained American Stock Transfer and Trust Company to assist in the distribution of proxy materials. The costs and expenses of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders will be borne by us. We have not retained a proxy solicitation service to assist in soliciting proxies. If, however, a proxy solicitation service is retained, the costs will be borne by us. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers, and employees without additional compensation being paid to these persons.
Information About the Special Meeting; Voting Rights
Revocability of Proxies
          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary, Advanced Viral Research Corp., 200 Corporate Boulevard South, Yonkers, New York 10701, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.
Voting; Quorum; Abstentions and Broker Non-Votes
          Only stockholders of record at the close of business on                     , 2006 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. At the close of business on                      , 2006, there were                                     shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” the proposal described in this Proxy Statement. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.
          The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. Our Bylaws provide that unless otherwise provided by law or by our Certificate of Incorporation or the Bylaws, all matters shall be decided by the vote of the holders of a majority of the outstanding shares of stock represented and entitled to vote in person or by proxy at the Special Meeting. Approval of Proposal 1 (Blank Check Preferred Stock), Proposal 2 (Increase Authorized Common Stock), and Proposal 3 (Conforming Amendments to Certificate of Incorporation) requires the affirmative vote of holders of a majority of the outstanding shares of stock for each proposal. Approval of Proposal 4 (Stock Incentive Plan) requires the affirmative vote of a majority of the outstanding shares of stock represented at the Special Meeting where a quorum is present. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum.
Solicitation Of Proxies
          The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail, we will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and we may reimburse these parties for their reasonable out-of-pocket costs. We may use the services of our officers, directors, employees and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.
Availability of Annual Report and Form 10-Q
          We make available, free of charge through our website (www.adviral.com), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission (SEC). We will provide to any stockholder without charge, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2005. Such requests should be addressed to Investor Relations, Advanced Viral Research Corp., 200 Corporate Boulevard South, Yonkers, New York 10701.

Proposal 1: Authorization of Blank Check Preferred Stock
          Under our existing Certificate of Incorporation, we do not have the authority to issue preferred stock. If our stockholders approve Proposal 1 to amend our Certificate of Incorporation, we will be authorized to issue up to 50,000,000 shares of blank check preferred stock, $0.00001 par value per share (the “Preferred Stock Amendment”). Pursuant to the Preferred Stock Amendment, our Board will be authorized to define the rights, powers, designations, preferences and qualifications of the preferred stock — a structure that is commonly referred to as “blank check” preferred stock. We believe that having blank check preferred stock available to us will provide us with additional flexibility to raise private capital. Because the Board will determine the rights, powers, designations, preferences and qualifications of any preferred stock we may issue — without additional stockholder approval — the Board will have flexibility in defining features of the preferred stock to respond to specific negotiations in a particular transaction, can negotiate terms with investors on an expedited basis, and also can respond to changing capital market conditions. We believe that this will also help to reduce costs because we will not have to seek stockholder approval to issue the preferred shares unless we are required to obtain stockholder approval for the transaction under the rules of any quotation board or stock exchange to which we are subject. Although we presently contemplate no particular transaction involving the issuance of preferred stock, we believe that preferred stock would be a likely component in raising capital.
          The full text of the proposed Preferred Stock Amendment is attached to this Proxy Statement as APPENDIX A. If the Preferred Stock Amendment is approved by our stockholders, we will be authorized to issue up to 50,000,000 shares of preferred stock in one or more series by filing the required certificate with the Secretary of State of Delaware. Our Board will have the authority, among other things, to determine:
•	the designation of the series, which may be by distinguishing number, letter or title;

•	the number of shares of the series, which number our Board may thereafter (except where otherwise provided in the preferred stock designation) increase or decrease, but not below the number of shares thereof then outstanding;

•	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

•	dates at which dividends, if any, shall be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the company;

•	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the company or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which the shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of shares of the series.
THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE PROPOSED PREFERRED STOCK AMENDMENT

Proposal 2: Increase in Authorized Shares of Common Stock
          We are currently authorized under our Certificate of Incorporation to issue 1,000,000,000 shares of common stock. Our Board of Directors proposes to increase the number of authorized shares of common stock to 2,000,000,000 shares. Our Board of Directors believes that the proposed increase to the authorized number of shares of common stock is necessary for our future growth and success. A copy of the proposed amendment to our Certificate of Incorporation to effect the increase in authorized shares of common stock is attached to this Proxy Statement as APPENDIX B.
          The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board of Directors may determine from time to time to be necessary or desirable. These purposes may include, without limitation: raising capital through the sale of common stock; acquiring other businesses in exchange for shares of common stock; and attracting and retaining employees by the issuance of additional securities under stock options and other equity compensation arrangements.
          Pursuant to a Lockup Agreement dated December 31, 2006 with two of our directors, Mr. Walzer and Mr. Wilner have each released us from our obligations to reserve an aggregate of 41,178,800 shares of common stock underlying stock options held by such directors (the “Director Options”). The purpose of the Lockup Agreements was to enable us to sell additional shares of common stock in connection with the equity financing consummated in January 2007. The Lockup Agreements expire on such date that we have reserved a sufficient number of shares of Common Stock authorized for issuance upon the full exercise of the Director Options, and either (i) the transactions contemplated by the equity financing agreement are consummated; or (ii) the financing agreement is terminated and is no longer in force or effect. During such lockup period, Mr. Walzer and Mr. Wilner have each agreed not to exercise the Director Options, sell, assign, transfer, encumber, or otherwise enter into an arrangement for the disposition of the Director Options or the shares issuable thereunder, or enter into any swap, derivative or transaction or other arrangement that transfers to another any of the economic benefits or risks of ownership of the Director Options or option shares. Accordingly, if the increase in our authorized common stock becomes effective, we will reserve an aggregate of 41,178,800 shares for issuance under the terms of the aforementioned options.
          If Proposal 2 is approved, our Board will have the authority to issue additional shares of common stock up to the 2,000,000,000 authorized amount without further stockholder approval except as may be required for a particular transaction pursuant to applicable laws or regulations to which we are subject. Our Board of Directors believes that the authorized number of shares of common stock should be increased to provide the Board of Directors with the ability to issue additional shares of common stock to satisfy our contractual obligations under the Director Agreement and to position us to sell additional shares to raise capital without having to incur the delay and expense incident to holding a special meeting of the stockholders to approve an increase in the authorized shares of common stock at that time.
          The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock.
          The increase in the number of authorized shares of common stock could have unintended or harmful effects. For example, if our Board of Directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the increase in authorized shares of common stock may serve to perpetuate our management. The proposal to increase the authorized shares of common stock is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to our Certificate of Incorporation and our bylaws that would thwart such efforts.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

Proposal 3: Conforming Amendments to Certificate of Incorporation
          Our Board of Directors approved and has recommended that stockholders adopt the Proposed Amended and Restated Certificate, which will amend the headings, terminology and numbering of the provisions within our current Certificate of Incorporation, as amended, and integrate into a single instrument all of the provisions of our Certificate of Incorporation that are currently in effect.
          The full text of the Proposed Amended and Restated Certificate that the Board is recommending for adoption by the stockholders is attached to this Proxy Statement as APPENDIX C.
          Our Certificate of Incorporation has not been amended or restated since 1987. The text of our existing Certificate of Incorporation and all amendments thereto, may be obtained upon written request directed to our Secretary at our principal office set forth on the Notice of Special Meeting of Stockholders accompanying this Proxy Statement. Such documents have also been filed as exhibits to our filings with the SEC as listed in Item 15 to our most recently filed Form 10-K, and are accessible at www.sec.gov, where the SEC maintains a website that contains reports, proxy and information statements and other information regarding the Company and other issuers that file electronically with the SEC. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
          If the Proposed Amended and Restated Certificate is adopted, it will become effective upon filing by the Company of an appropriate certificate with the Secretary of State of the State of Delaware.
THE BOARD OF DIRECTORS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE PROPOSED CONFORMING AMENDMENTS

Proposal 4: Stock Incentive Plan
General
          On January ___, 2007, our Board adopted and approved the Advanced Viral Research Corp. 2007 Stock Incentive Plan (the “Stock Incentive Plan”) subject to our stockholders approving an increase in our authorized shares of common stock from 1,000,000,000 shares to 2,000,000,000 shares. The Stock Incentive Plan enables us to provide incentives to employees and others performing services for us to perform well in a difficult and rapidly changing environment in the pharmaceutical industry. The Stock Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock awards, restricted stock units, performance shares, performance units and other stock-based awards which may be granted to employees, including officers, non-employee directors and consultants (except that incentive stock options may be granted only to employees).
          An aggregate of 100,000,000 shares of our common stock are reserved for issuance under the Stock Incentive Plan, Shares issuable under the Stock Incentive Plan will be authorized and unissued shares of common stock or treasury shares.
          Pursuant to Proposal 4, stockholders of the Company are being asked to consider the approval of the Stock Incentive Plan subject to the increase in the authorized shares of common stock. In the event the Stock Incentive Plan is approved and the increase in authorized shares of common stock is not implemented, there will be insufficient authorized shares of common stock in order to implement the Stock Incentive Plan. In the event the increase in the authorized shares of common stock is not approved, the Stock Incentive Plan will not be implemented even if it is approved.
Summary of the Plan
          A summary of the material features of the Stock Incentive Plan are outlined below, but such description is qualified in its entirety by reference to the Stock Incentive Plan attached to this Proxy Statement as APPENDIX D.
          Administration. The Stock Incentive Plan is administered by our Compensation Committee. The Compensation Committee has the full authority to administer and interpret the Stock Incentive Plan and to correct any defect or supply any omission or reconcile any inconsistency in the plan or any award agreement. The Compensation Committee’s decision will be final, conclusive and binding with respect to the interpretation and administration of the Stock Incentive Plan, any award or any award agreement under the Stock Incentive Plan.
          Term of Stock Incentive Plan. The Stock Incentive Plan will terminate in January 2017 unless it is terminated earlier in accordance with the terms of the plan.
          Awards under the Stock Incentive Plan.
               Stock Options. The Stock Incentive Plan authorizes the Compensation Committee to grant stock options to purchase shares of common stock to our employees, directors and consultants. Option grants may be in the form of incentive stock options (ISOs) or non-qualified stock options, provided that options granted to non-employee directors, consultants and employees of our subsidiaries that do not qualify as a “subsidiary corporation” (within the meaning of Section 424 of the Code) may only be non-qualified stock options. The Compensation Committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed ten years, or five years in the case of an ISO granted to a 10% stockholder), the exercise price, any vesting schedule, and the other material terms of each option. No ISO may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an ISO granted to a 10% stockholder, 110% of fair market value). Options may be exercised only upon certain events (e.g., a change of control or the completion of an offering of common stock to the public pursuant to a registration statement under the Securities Act). Upon the exercise of an option, the option holder must make payment of the full exercise price, either: (i) in cash, certified or cashier’s check, bank draft or money order; (ii) to the extent permitted by law and the Compensation Committee, through a “cashless exercise sale and remittance procedure” by the delivery of irrevocable instructions to a broker reasonably acceptable to us to deliver promptly to us an amount equal to the aggregate purchase price; (iii) in shares of common stock (which have been owned by the participant for a period of time as may be required by applicable accounting standards to avoid a charge to our earnings); (iv) to the extent permitted by law and the Compensation Committee, by delivery of a promissory note to us on such terms as the Compensation Committee specifies; or (v) on such other terms and conditions as may be acceptable to the Compensation Committee.
               Stock Appreciation Rights. The Stock Incentive Plan authorizes the Compensation Committee to grant stock appreciation rights (SARs) either in tandem with a stock option or independent of a stock option to employees and non-employee directors. A SAR may be granted as a general SAR or a limited SAR. Limited SARs may be exercised only upon certain events (e.g., a change of control). A SAR is a right to receive a payment either in cash or common stock equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. The Compensation Committee will determine the terms and conditions of SARs at the time of grant, but, generally, SARs will be subject to the same terms and conditions as stock options (as described above).
               Restricted Stock. The Stock Incentive Plan authorizes the Compensation Committee to award restricted stock to employees, consultants and directors. Recipients of restricted stock enter into an agreement with us subjecting the shares to restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the Compensation Committee at grant. Holders of restricted stock may exercise full voting rights with respect to the restricted stock and will be entitled all dividends and distributions paid on the restricted stock.
               Restricted Stock Units. The Stock Incentive Plan authorizes the Compensation Committee to award restricted stock units to employees, directors and consultants. A restricted stock unit is a unit of measurement equivalent to one share of common stock that becomes nonforfeitable upon satisfying certain terms and conditions, as determined by the Compensation Committee. A restricted stock unit does not have any of the attendant rights of a stockholder, except it may have certain dividend rights as specified in the grant. A restricted stock unit may be distributed in common stock and/or cash as determined by the Compensation Committee at the time of grant or if not specified at grant, at time of distribution. Restricted stock units may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code), as determined by the Compensation Committee at grant.
               Performance Shares and Performance Units. The Stock Incentive Plan authorizes the Compensation Committee to grant performance shares to employees, directors and consultants entitling them to receive a fixed number of shares of common stock or the cash equivalent, as determined by the Compensation Committee, upon the attainment of performance goals. The Compensation Committee may also grant performance units to employees, directors and consultants entitling them to receive a value payable in cash or shares of common stock, as determined by the Compensation Committee, upon the attainment of performance goals (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code).
               Stock Awards. The Stock Incentive Plan authorizes the Compensation Committee to grant stock awards to employees, directors and consultants. A stock award is an outright grant of common stock or a grant of common stock that is made in settlement of an award granted under another plan sponsored by us.
               Other Stock-Based Awards. The Stock Incentive Plan authorizes the Compensation Committee to grant awards of common stock and other awards to employees, directors and consultants that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock. These awards may be granted either alone or in addition to or in tandem with stock options, SARs, restricted stock, performance shares or performance units.
               Performance Goals. Performance-based awards granted under the Stock Incentive Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will vest based on attainment of specified performance goals which have been established by the Compensation Committee.
               Transferability of Options and Stock Purchase Rights. Our Stock Incentive Plan generally does not allow for the transfer of awards granted under the plan and only the grantee may exercise during his or her lifetime. Common stock issued under the Stock Incentive Plan will not have any restrictions on transferability. The Compensation Committee, in its sole discretion, may permit the transfer of award granted under the plan to a grantee’s family member on terms and conditions specified by the Compensation Committee.

          Amendment and Termination. Our Board of Directors may at any time amend, in whole or in part, any or all of the provisions of the Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Our board of directors, however, may not impair the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, without the consent of such participant (unless required by law). Stockholder approval is required for any amendment to the Stock Incentive Plan:
•	that changes the class of individuals eligible to receive awards under the Stock Incentive Plan;

•	that increases the maximum number of shares of common stock in the aggregate that may be subject to awards that are granted under the Stock Incentive Plan (except as otherwise permitted under the Stock Incentive Plan);

•	if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded; or

•	if such amendment eliminates a requirement provided in the Stock Incentive Plan that our stockholders must approve an action to be undertaken under the Stock Incentive Plan.
          Adjustments upon a Change of Control. The Stock Incentive Plan generally defines a “change of control” as any of the following: (1) the acquisition by a person of securities representing more than 50% of the voting power of our outstanding securities, (2) a change of the majority of the incumbent members of our board of directors during any period of two consecutive years, (3) a business combination in which our securities outstanding prior to the combination do not represent more than 50% of the combined voting power outstanding after the combination, (4) approval by our stockholders of our liquidation, or (5) sale of all or substantially all of our assets, other than to certain related entities. Upon a change in control of the Company under the Stock Incentive Plan, the Compensation Committee may, in its sole discretion, provide that (1) some or all outstanding awards become immediately exercisable or vested, (2) all awards terminate, provided that participants have a right for a reasonable period of time to exercise any vested awards in whole or in part, (3) all awards be honored, assumed or substituted for new rights granted by the participant’s employer immediately following the change in control or (4) any or all awards be purchased by us without the consent of the participants, based on terms and conditions that the Compensation Committee determines which shall be communicated to the participants. If any awards subject to performance-based vesting become vested upon a change in control of the Company, all performance goals will be deemed satisfied as of the date of the change in control.
          The full text of the Stock Incentive Plan is attached to this Proxy Statement as APPENDIX D.
THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE STOCK INCENTIVE PLAN.

Security Ownership of Management and Certain Beneficial Holders
Security Ownership of Management and Certain Beneficial Holders
          The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of January 17, 2007 by (i) each stockholder that is the beneficial owner of more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership (1)		Common Stock (2)

Stephen M. Elliston 200 Corporate Boulevard South Yonkers, NY 10701	—		—

Eli Wilner 1525 York Avenue New York, NY 10028	31,410,933	(3)	4.3%

Angelo S. Botter 318 London Drive Beaconsfield, Quebec, Canada H9W 5X5	—		—

Roy S. Walzer 141 5 1/2 Mile Road Goshen, CT 06756	9,878,800	(4)	1.4%

Martin Bookman 200 Corporate Boulevard South Yonkers, NY 10701	453,160	(5)	*

Shalom Z. Hirschman, M.D. 5240 Blackstone Avenue Riverdale, NY 10471	39,100,000	(6)	5.3%

James F. Dicke II 44 South Washington Street New Bremen, OH 45869	81,417,086	(7)	11.5%

James F. Dicke III 44 South Washington Street New Bremen, OH 45869	66,275,000	(8)	9.4%

All current officers & directors as a group (5 persons)	41,289,733		5.6%

*	Less than 1%.

(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Shares of the Company’s common stock subject to options or warrants that are exercisable within 60 days of January 17, 2007 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

(2)	Based on 696,587,734 shares of common stock outstanding as of January 17, 2007.

(3)	Includes (i) 29,383,333 shares underlying stock options which are currently exercisable subject to the satisfaction of certain conditions precedent in that certain Lockup Agreement dated December 31, 2006 between Mr. Wilner and the Company, as described in Proposal 2 above; (ii) 362,500 shares beneficially owned by his wife Barbara Ann Brennan; and (iii) 50,000 shares beneficially owned by his step-daughter Celia Conaway.

(4)	Represents 9,878,800 shares underlying stock options which are currently exercisable subject to the satisfaction of certain conditions precedent in that certain Lockup Agreement dated December 31, 2006 between Mr. Walzer and the Company, as described in Proposal 2 above.

(5)	Includes 420,000 shares underlying stock options which are currently exercisable.

(6)	Represents 39,100,000 shares that may be acquired pursuant to currently exercisable options to purchase common stock.

(7)	Includes 9,375,000 shares issuable pursuant to currently exercisable outstanding warrants. Mr. Dicke II disclaims beneficial ownership of stock owned by his son, James F. Dicke III.

(8)	Includes 7,500,000 shares issuable pursuant to currently exercisable outstanding warrants. Mr. Dicke III disclaims beneficial ownership of stock owned by his father, James F. Dicke II.
Other Information
Independent Registered Public Accounting Firm
          Representatives of Rachlin Cohen & Holtz LLP, our independent registered accounting firm, are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Stockholder Proposals for Annual Meeting
          Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the annual meeting to be held in 2007, the proposal must be received at our principal executive offices, addressed to the corporate secretary, no later than ________ 2007. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive timely notice of the proposal, addressed to the secretary at our principal executive offices. To be timely, notice of stockholder business must be received by our corporate secretary no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced. A stockholder’s notice to the corporate secretary must set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of Advanced Viral Research common stock which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the proxy materials.
Transaction of Other Business
          At the Special Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.
          It is important that your shares be represented at the Special Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

_________, 2007	By Order of the Board of Directors

Eli Wilner Chairman of the Board of Directors

Appendices to Proxy Statement

APPENDIX A
PROPOSED AMENDMENT TO
CREATE A SERIES OF BLANK CHECK PREFERRED STOCK
ARTICLE IV of the Certificate of Incorporation of this corporation is deleted in its entirety and the following is substituted therefor:
“ARTICLE IV
CAPITAL STOCK

A.	AUTHORIZED CAPITAL, SHARES.
     The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 2,050,000,000 shares, of which (i) 2,000,000,000 shares shall be common stock, par value $0.00001 per share (“Common Stock”), and (ii) 50,000,000 shares shall be preferred stock, par value $0.00001 per share (“Preferred Stock”).

B.	COMMON STOCK.
     1. Voting Rights. Each holder of Common Stock shall have one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.
     2. Dividends and Distributions. Subject to Section 170 of the DGCL and to any rights of holders of any class or series of Preferred Stock, when, as and if dividends or distributions are declared by the Board of Directors of the Corporation (the “Board of Directors”) on outstanding shares of Common Stock, whether payable in cash, in property or in securities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in such dividends and distributions in proportion to the number of shares of Common Stock held by such holder.
     3. Liquidation. Subject to any rights of holders of any class or series of Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision of the debts or liabilities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in the assets of the Corporation to be distributed among the holders of shares of Common Stock in proportion to the number of shares of Common Stock held by such holder.

C.	PREFERRED STOCK.
     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the affirmative vote of a majority of the entire Board of Directors prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, including the dividend rate, redemption price and liquidation preference, and may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock, or any debt securities, of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in this Certificate of Incorporation or in any amendment hereto or in such resolution or resolutions providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the affirmative vote of a majority of the entire Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the DGCL. The authority of the Board of Directors with respect to each series shall also include, but not be limited to, the determination of restrictions, if any, on the issue or reissue of any additional shares of Preferred Stock.”

A-1

APPENDIX B
PROPOSED AMENDMENT TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
ARTICLE IV of the Certificate of Incorporation of this corporation is deleted in its entirety and the following is substituted therefor:
“ARTICLE IV
CAPITAL STOCK

A.	AUTHORIZED CAPITAL, SHARES.
     The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 2,000,000,000 shares, of which (i) 2,000,000,000 shares shall be common stock, par value $0.00001 per share (“Common Stock”), and (ii) 50,000,000 shares shall be preferred stock, par value $0.00001 per share (“Preferred Stock”).

B.	COMMON STOCK.
     1. Voting Rights. Each holder of Common Stock shall have one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.
     2. Dividends and Distributions. Subject to Section 170 of the DGCL and to any rights of holders of any class or series of Preferred Stock, when, as and if dividends or distributions are declared by the Board of Directors of the Corporation (the “Board of Directors”) on outstanding shares of Common Stock, whether payable in cash, in property or in securities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in such dividends and distributions in proportion to the number of shares of Common Stock held by such holder.
     3. Liquidation. Subject to any rights of holders of any class or series of Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision of the debts or liabilities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in the assets of the Corporation to be distributed among the holders of shares of Common Stock in proportion to the number of shares of Common Stock held by such holder.”

B-1

APPENDIX C
PROPOSED
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ADVANCED VIRAL RESEARCH CORP.
     Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), the undersigned, being the President and Chief Executive Officer of Advanced Viral Research Corp., a Delaware corporation, hereby certifies that:
     FIRST: He is the duly elected and acting President of the Corporation.
     SECOND: The Corporation was originally incorporated pursuant to the DGCL on July 31, 1985 under the name Advanced Viral Research Corp.
     THIRD: The Corporation previously amended its Certificate of Incorporation on October 11, 1985, December 30, 1987 and _______, 2007.
     FOURTH: The Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:
ARTICLE I
CORPORATE NAME
     The name of the Corporation is ADVANCED VIRAL RESEARCH CORP. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT
     The address of the registered office of the Corporation in the state of Delaware is The Prentice-Hall Corporation System, Inc., 229 South State Street, in the City of Dover, County of Kent. The name of the registered agent of the Corporation at such address is The Prentice-Hall Corporation System, Inc.
ARTICLE III
PURPOSE
     The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK

A.	AUTHORIZED CAPITAL, SHARES.
     The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 2,050,000,000 shares, of which (i) 2,000,000 shares shall be common stock, par value $0.00001 per share (“Common Stock”), and (ii) 50,000,000 shares shall be preferred stock, par value $0.00001 per share (“Preferred Stock”).

B.	COMMON STOCK.
     1. Voting Rights. Each holder of Common Stock shall have one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.
     2. Dividends and Distributions. Subject to Section 170 of the DGCL and to any rights of holders of any class or series of Preferred Stock, when, as and if dividends or distributions are declared by the Board of Directors of the Corporation (the “Board of Directors”) on outstanding shares of Common Stock, whether payable in cash, in property or in securities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in such dividends and distributions in proportion to the number of shares of Common Stock held by such holder.
     3. Liquidation. Subject to any rights of holders of any class or series of Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision of the debts or liabilities of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in the assets of the Corporation to be distributed among the holders of shares of Common Stock in proportion to the number of shares of Common Stock held by such holder.

C.	PREFERRED STOCK.
     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the affirmative vote of a majority of the entire Board of Directors prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, including the dividend rate, redemption price and liquidation preference, and may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock, or any debt securities, of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in this Certificate of Incorporation or in any amendment hereto or in such resolution or resolutions providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the affirmative vote of a majority of the entire Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the DGCL. The authority of the Board of Directors with respect to each series shall also include, but not be limited to, the determination of restrictions, if any, on the issue or reissue of any additional shares of Preferred Stock.
ARTICLE V
BOARD OF DIRECTORS
     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:
     1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.
     2. The power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the DGCL shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.
     3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more that one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (b)(2) of section 242 of the DGCL shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

ARTICLE VI
COMPROMISE OR ARRANGEMENT
     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
ARTICLE VII
INDEMNIFICATION

A.	INDEMNIFICATION.
     The corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

B.	EXCULPATION.
     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

C.	EFFECT OF REPEAL OR MODIFICATION.
     Any repeal or modification of any of the foregoing provisions of this Article VII shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VIII
AMENDMENT TO CERTIFICATE OF INCORPORATION
     From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article VIII.
     IN WITNESS WHEREOF, Odimo Incorporated has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this ___th day of _______, 2007.

ADVANCED VIRAL RESEARCH CORP.

Stephen M. Elliston
President and Chief Executive Officer

APPENDIX D
ADVANCED VIRAL RESEARCH CORP.
2007 STOCK INCENTIVE PLAN
1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM
Advanced Viral Research Corp., a Delaware corporation hereby establishes the “Advanced Viral Research Corp. Stock Incentive Plan.” The Effective Date of the Plan shall be the date that the Plan was approved by the stockholders of Advanced Viral Research Corp. in accordance with its Bylaws and the laws of the State of Delaware, or such later date as is provided in the resolutions adopting the Plan. Unless earlier terminated pursuant to Section 15(h) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Section 16 below.
2.	PURPOSE
The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Advanced Viral Research Corp. and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of Advanced Viral Research Corp..
3.	ELIGIBILITY
Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.
4.	ADMINISTRATION
          (a) Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.
          (b) Advisors to Committee. The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.
          (c) Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.
          (d) Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of Advanced Viral Research Corp., indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or Bylaws of Advanced Viral Research Corp.. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.
5.	COMMON STOCK
          (a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be One Hundred Million (100,000,000) shares, subject to adjustment as provided in the Plan.
          (b) Cancelled, Forfeited, or Surrendered Awards. If any Award is cancelled, forfeited, exchanged, surrendered or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award will to the extent cancelled, forfeited, exchanged, surrendered or terminated be available for future Awards granted under the Plan as if said Award had never been granted.
          (c) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Advanced Viral Research Corp. by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Advanced Viral Research Corp. or other increase or decrease in such shares effected without receipt of consideration by Advanced Viral Research Corp. occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan; (ii) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; and (iii) in the Exercise Price per share of outstanding Options granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(c), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(c) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.
6.	OPTIONS
          (a) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to Eligible Individuals Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an Option must satisfy the requirements set forth in this Section. No Option may be exercised until the occurrence of a Realization Event.
          (b) Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.
          (c) Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price may not be less than Fair Market Value of the Common Stock, or if greater, the par value of the Common Stock, as of the Grant Date.

          (d) Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.
          (e) Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.
               (i) Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.
               (ii) Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the aggregate Fair Market Value of the Common Stock as of the Grant Date.
               (iii) Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Advanced Viral Research Corp., such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the aggregate Fair Market Value of the Common Stock as of the Grant Date, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.
          (f) Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Unless otherwise provided in the applicable Award Agreement, Options will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over the four (4) years following the Grant Date of the Option.
          (g) No Exercise Prior To Certain Events. No Option shall be exercisable until the earlier of (i) a Realization Event, or (ii) nine and one-half (9-1/2) years from the date Option was granted.
          (h) Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to Advanced Viral Research Corp. a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the aggregate Exercise Price of the shares of Common Stock for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to Advanced Viral Research Corp. at its principal office and addressed to the attention of Advanced Viral Research Corp.’s Chief Financial Officer. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.
          (i) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:
               (i) by cash, certified or cashier’s check, bank draft or money order; or
               (ii) through the delivery to Advanced Viral Research Corp. of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Advanced Viral Research Corp.’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Advanced Viral Research Corp. incurring any liability under Section 16(b) of the Exchange Act.
Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine: (i) by the delivery of a promissory note of the Participant to Advanced Viral Research Corp. on such terms as the Committee shall specify in its sole and absolute discretion; (ii) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Advanced Viral Research Corp., out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise, and (2) to Advanced Viral Research Corp. to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (iii) any other method as may be permitted by the Committee.
          (j) Termination of Employment, Retirement, Disability, or Death. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with the Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding the foregoing, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or service of a Participant with the Company for any reason other than for Cause, a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable) may exercise an Option (whether vested or unvested), in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or service.
               (i) Termination for Reason Other Than Cause, Disability, Retirement or Death. If a Participant’s termination of employment is for any reason other than Cause, Disability, Retirement or death, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed thirty (30) days from the date of such termination, and prior to the termination of the Option pursuant to its terms.
               (ii) Disability. If a Participant’s termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.
               (iii) Termination by Reason of Retirement. If a Participant’s termination of employment or service with the Company is by reason of Retirement, the Participant shall have the right at any time within a period not to exceed ninety (90) days from the date of such termination, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that, if the Participant dies within such exercise period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.
               (iv) Death. If a Participant dies while in the employment or service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

               (v) Other Termination. In the event the termination is for Cause or is a voluntary termination by the Participant within ninety (90) days after occurrence of an event which would be grounds for termination of employment by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of the termination for Cause or the occurrence of the event which would be grounds for termination of employment by the Company for Cause, as the case may be, shall be deemed to have terminated and expired upon such termination or upon such occurrence of the event which would be grounds for termination of employment by the Company for Cause.
7.	STOCK APPRECIATION RIGHTS
          (a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Stock Appreciation Rights may be granted in tandem with an Option, or may be granted on a freestanding basis, not related to any Option. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.
          (b) Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Stock Appreciation Right) applicable with respect to (i) Stock Appreciation Rights granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions applicable to the tandem Options, and (ii) freestanding Stock Appreciation Rights shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option. Notwithstanding anything to the contrary, the Committee may, in its sole and absolute discretion, designate a Stock Appreciation Right as a limited Stock Appreciation Right that shall be exercisable only upon the occurrence of certain events including but not limited to a Change in Control of Advanced Viral Research Corp..
          (c) Exercise of Stock Appreciation Rights. Stock Appreciation Rights (regardless of whether free-standing or tandem) shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer of Advanced Viral Research Corp., specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. Tandem Stock Appreciation Rights may only be exercised upon the surrender of the right to exercise the related Option for an equivalent number of shares of Common Stock and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable. Upon the exercise of an Option granted in connection with a Stock Appreciation Right, the related Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock to which the Option was exercised.
          (d) Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Company may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.
8.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS
          (a) Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock or Restricted Stock Units shall satisfy the requirements as set forth in this Section.
          (b) Restrictions. The Committee shall impose such restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Unless otherwise provided in the applicable Award Agreement, Restricted Stock and Restricted Stock Units will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over the three (3) years following the Grant Date of the Restricted Stock or Restricted Stock Units. Shares of Restricted Stock or Restricted Stock Units subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(c).
          (c) Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:
“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Advanced Viral Research Corp. Stock Incentive Plan, and in an Agreement entered into by and between the registered owner of such shares and the Company, dated                     . A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”
          (d) Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall, subject to any applicable federal or state securities law, become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock. Upon the lapse of the applicable restrictions with respect to any Restricted Stock Units, Advanced Viral Research Corp. shall deliver to the Participant, one share of Common Stock for each Restricted Stock Unit and any Dividend Equivalents credited with respect to such Restricted Stock Units, if any. Unless otherwise provided in an Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Stock Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the applicable restrictions lapsed with respect to the related Restricted Stock Unit and any Dividend Equivalents credited with respect to such Restricted Stock Units, if any.
          (e) Stockholder Rights. Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividend and distributions may be held in escrow by the Company until all restrictions on the respective Restricted Stock have lapsed. A Participant shall not have any right with respect to Restricted Stock Units granted under the Plan to vote on any matter submitted to Advanced Viral Research Corp.’s stockholders until the shares of Common Stock attributable to such Restricted Stock Units have been issued.
          (f) Termination of Service. Unless otherwise provided in a Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Advanced Viral Research Corp. with respect to such Restricted Stock shall be forfeited immediately and returned to the Company, and all nonvested Restricted Stock Units and related Dividend Equivalents shall be forfeited. Notwithstanding this paragraph, all grants of Restricted Stock or Restricted Stock Units that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(d) as if such grants of Restricted Stock or Restricted Stock Units were Awards of Performance Shares or Performance Units.

9.	PERFORMANCE SHARES AND PERFORMANCE UNITS
          (a) Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.
          (b) Terms and Conditions of Performance Shares and Performance Units. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical.
          (c) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.
          (d) Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.
               (i) Termination for Reason Other Than Retirement, Death, or Disability. If a Participant’s employment or service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than Retirement, death, or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.
               (ii) Termination of Employment for Retirement, Death, or Disability. If a Participant’s employment or service with the Company terminates by reason of the Participant’s Retirement, death or Disability prior to the end of a Performance Period , the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Shares at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.
10.	STOCK AWARDS
     Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, shares of Common Stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. Grants of Common Stock made pursuant to this Section may include the issuance of Common Stock to a Non-Employee Director in settlement of director fees payable to such director that were previously deferred under the Deferred Compensation Plan.
11.	AWARD GRANTS TO NON-EMPLOYEE DIRECTORS
          (a) Grants Subject to Award Agreements. All Non-Employee Directors shall be eligible to receive Awards pursuant to the terms of this Plan.
          (b) Termination. Any Awards held by a Non-Employee Director shall be subject to the following provisions upon the termination of such Non-Employee Director’s service with the Company.
               (i) Termination of Directorship for Reason other than Cause, Disability, or Death. If a Non-Employee Director’s directorship terminates for any reason other than Cause, Disability, or death, the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed three (3) years from the date of such termination, and prior to the termination of the Options pursuant to their terms to exercise, in whole or in part, any vested portion of the Options held by such Non-Employee Director at the date of such termination. Upon such termination, the Non-Employee Director’s unvested Options shall expire, except as otherwise provided by the Committee.
               (ii) Termination of Directorship for Cause. Upon a Non-Employee Director’s removal, failure to stand for reelection or failure to be re-nominated for Cause, or if the Company obtains information after a Non-Employee Director’s directorship terminates that such Non-Employee Director had engaged in conduct that would have justified removal for Cause during the Non-Employee Director’s directorship, all outstanding Options held by such Non-Employee Director shall expire immediately and the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of Common Stock pursuant to such Options.
               (iii) Death. If a Non-Employee Director’s directorship terminates by reason of such director’s death, all nonvested Options held by such director shall vest and become fully exercisable and the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed three (3) years from the date of the director’s death, and prior to the termination of the Options pursuant to their terms to exercise, in whole or in part, any vested portion of the Options held by such Non-Employee Director upon death.
12.	DEFERRAL OF AWARDS
     The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of an Award, receipt of all or a portion of the shares of Common Stock subject to such Award and/or to receive cash at such later time or times in lieu of such deferred shares of Common Stock, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects such deferral shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.
13.	CHANGE IN CONTROL AND OTHER CORPORATE EVENTS
          (a) Change in Control. Unless otherwise provided in an Award Agreement, in the event of a Change in Control, the Committee may, in its sole and absolute discretion, provide on a case by case basis (i) that some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided however, that Participants shall have the right for a reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Awards in whole or in part, subject to any terms and conditions as the Committee shall establish, (iii) that all Awards shall be honored, assumed or substituted for by new rights (the “Alternative Awards”) granted by the Participants’ employer immediately following the Change in Control (provided that such Alternative Awards must have economic value substantially equivalent to the Awards at the time of the Change in Control), or (iv) that any or all Awards shall be purchased by the Company without the consent of the Participants, based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants, provided that any such purchases by the Company must be must made for consideration having economic value substantially equivalent to the Awards at the time of the Change in Control. With respect any Awards subject to performance-based vesting which become vested upon a Change in Control, all Performance Goals shall be deemed satisfied as of the date of the Change in Control.
          (b) Change in Status of Affiliates. Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the employment or other services of a Participant employed by such entity may be treated in the sole discretion of the Committee as terminated if such Participant is not employed by the Company immediately after such event.
14.	REQUIREMENTS OF LAW
          (a) Stockholder Approval. Notwithstanding anything to the contrary herein, no Awards shall be made pursuant to the Plan prior to the date on which the Plan is approved by the stockholders of Advanced Viral Research Corp. in accordance with its Bylaws and the laws of the State of Delaware and the rules and regulations of the securities exchange on which the Common Stock is traded.
          (b) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.
          (c) Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to The Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.
          (d) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.
          (e) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.
15.	GENERAL PROVISIONS
          (a) Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.
          (b) Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of Common Stock.
          (c) Issuance of Certificates; Stockholder Rights. Advanced Viral Research Corp. shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a stockholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).
          (d) Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution; provided, however, that the provisions of this Section 15(d) shall not apply to any Common Stock issued that is not subject to any transferability restrictions, and Common Stock issued pursuant to an Award for which all restrictions have lapsed and which are fully vested. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.
          (e) Buyout and Settlement Provisions. The Committee may at any time on behalf of Advanced Viral Research Corp. offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.
          (f) Use of Proceeds. The proceeds received by Advanced Viral Research Corp. from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Advanced Viral Research Corp..
          (g) Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the stockholders of Advanced Viral Research Corp., an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 14, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal.
          (h) Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Advanced Viral Research Corp. at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of Advanced Viral Research Corp. shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 14 hereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Advanced Viral Research Corp. must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.
          (i) Notification of 83(b) Election. If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.
          (j) Detrimental Activity. All Awards shall be subject to cancellation by the Committee if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall be entitled to recover from the Participant at any time within two (2) years after the exercise or vesting of the Award but prior to a Change in Control, and the Participant shall pay over to the Company with respect to any Award previously held by such Participant (i) an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (ii) any shares of Common Stock granted pursuant to any Award other than an Option, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (iii) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.
          (k) Disclaimer of Rights. No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
          (l) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (m) Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.
          (n) Headings. The section headings in the Plan are for convenience only; they form no part of the Plan and shall not affect its interpretation.
          (o) Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.
          (p) Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.
          (q) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in such jurisdiction in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
          (r) Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Advanced Viral Research Corp., to its principal place of business, attention: Chief Financial Officer, and if to the holder of an Award, to the address as appearing on the records of the Company.
16.	DEFINITIONS
     “Advanced Viral Research Corp.” means Advanced Viral Research Corp., a Delaware corporation.
     “Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Restricted Stock Unit, Stock Appreciation right or any other award granted pursuant to the Plan.
     “Award Agreement” means a written agreement entered into by Advanced Viral Research Corp. and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.
     “Board” means the board of directors of Advanced Viral Research Corp..
     “Cause” means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.
     “Change in Control” shall be deemed to occur upon:
          (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Advanced Viral Research Corp., any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any the Company owned, directly or indirectly, by the stockholders of Advanced Viral Research Corp. in substantially the same proportions as their ownership of common stock of Advanced Viral Research Corp.), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Advanced Viral Research Corp. representing fifty percent (50%) or more of the combined voting power of Advanced Viral Research Corp.’s then outstanding securities;
          (b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) whose election by the Board or nomination for election by Advanced Viral Research Corp.’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
          (c) a merger, consolidation, reorganization, or other business combination of the Advanced Viral Research Corp. with any other entity, other than a merger or consolidation which would result in the voting securities of Advanced Viral Research Corp. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Advanced Viral Research Corp. or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Advanced Viral Research Corp. (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of Advanced Viral Research Corp.’s then outstanding securities shall not constitute a Change in Control; or
          (d) the stockholders of Advanced Viral Research Corp. approve a plan of complete liquidation of Advanced Viral Research Corp. or the consummation of the sale or disposition by Advanced Viral Research Corp. of all or substantially all of Advanced Viral Research Corp.’s assets other than (x) the sale or disposition of all or substantially all of the assets of Advanced Viral Research Corp. to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of Advanced Viral Research Corp. at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of Advanced Viral Research Corp.
     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
     “Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Not withstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.
     “Common Stock” means the common stock, $.01 par value per share, of Advanced Viral Research Corp..
     “The Company” means Advanced Viral Research Corp. and all entities whose financial statements are required to be consolidated with the financial statements of Advanced Viral Research Corp. pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.
     “Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).
     “Covered Individual” means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 4(b).
     “Deferred Compensation Plan” means Advanced Viral Research Corp. Non-Employee Director Deferred Compensation Plan or any other deferred compensation adopted by the Company.
     “Detrimental Activity” shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant’s employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant’s Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company, provided however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant’s employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.
     “Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.
     “Disparagement” means making any comments or statements to the press, the Company’s employees or any individual or entity with whom the Company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.
     “Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.
     “Effective Date” shall mean the date that the Plan was approved by the stockholders of Advanced Viral Research Corp. in accordance with its Bylaws and the laws of the State of Delaware or such later date as is provided in the resolutions adopting the Plan. “Eligible Individual” means any employee, officer, director (employee or non-employee director) or consultant of the Company to whom Awards are granted in connection with an offer of future employment with the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Exercise Price” means the purchase price of each share of Common Stock subject to an Award.
     “Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the applicable date, (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the day prior to the date on which the Award is granted. If the Common Stock is not readily traded on a national securities exchange or quoted on any automated quotation system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.
     “Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

     “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
     “Non-Employee Director” means a director of Advanced Viral Research Corp. who is not an active employee of the Company.
     “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.
     “Option” means an option to purchase Common Stock granted pursuant to Sections 6 or 11 of the Plan.
     “Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.
     “Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Advanced Viral Research Corp.’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Advanced Viral Research Corp.’s after-tax or pre-tax profits including, without limitation, that attributable to Advanced Viral Research Corp.’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, Advanced Viral Research Corp.’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, Advanced Viral Research Corp.’s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Advanced Viral Research Corp.’s long-term or short-term public or private debt or other similar financial obligations of Advanced Viral Research Corp., which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from Advanced Viral Research Corp.’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, Advanced Viral Research Corp.’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, Advanced Viral Research Corp.’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, Advanced Viral Research Corp.’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of Advanced Viral Research Corp.’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Advanced Viral Research Corp. of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Advanced Viral Research Corp. (or a subsidiary, division or other operational unit of Advanced Viral Research Corp.) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.
     “Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.
     “Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.
     “Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.
     “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

     “Plan” means this Advanced Viral Research Corp. Stock Incentive Plan.
     “Realization Event” means the date of the earliest to occur of the following: (a) a consolidation or merger of the Company in which the Company is not the continuing or surviving entity or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock and convertible securities immediately prior to the merger have the same proportionate ownership in the surviving entity immediately after the merger, (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (c) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, (d) the sale by the existing stockholders of more than 50% of the issued and outstanding capital stock of the Company to any other person who is not an affiliate (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), either before or after such sale, or otherwise in an arms-length transaction, or (e) the completion of an offering of Common Stock of the Company to the public pursuant to a registration statement under the Securities Act of 1933, as amended.
     “Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.
     “Restricted Stock Unit” means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 8 hereunder.
     “Retirement” means a termination of employment of a Participant (other than for Cause or within ninety (90) days after an event which would be grounds for a termination of employment for Cause) who has attained (1) at least age sixty-five (65); (2) at least age sixty-two (62) and performed ten (10) or more years of service with the Company (or its predecessors); or (3) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant.
     “Section 424 Employee” means an employee of Advanced Viral Research Corp. or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.
     “Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.
     “Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

ADVANCED VIRAL RESEARCH CORP.
Proxy for the Special Meeting of Stockholders
To Be Held on _______, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY	I acknowledge receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement of Advanced Viral Research Corp., each dated _______. 2007. I appoint Stephen M. Elliston and Eli Wilner as proxy and attorney-in-fact, with full power to each of substitution, to represent me at the Special Meeting of Stockholders to be held on _______, 2007, at ___:00 a.m. local time, and at any adjournments, and to vote all shares of my Common Stock as I specify on below and on the reverse side of this card.
The proxyholders will vote the shares represented by this Proxy as specified. If no specification is indicated, the proxyholders will vote the shares represented by this proxy “FOR” the proposals and for such other matters as may properly come before the meeting as the proxyholders deem advisable.

HOW TO VOTE YOUR PROXY
Simply sign and date your proxy card and return it in the postage-paid envelope to Advanced Viral Research Corp., 200 Corporate Boulevard South, Yonkers, New York 10701.

☑	Please mark your votes as indicated in this example in blue or black ink.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL
1.	PREFERRED STOCK AMENDMENT. Proposal to approve the amendment to the certificate of incorporation in the form attached as APPENDIX A to the Proxy Statement.
☐   FOR                      ☐    AGAINST                      ☐   ABSTAIN
2.	AMENDMENT TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. Approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 1,000,000,000 shares to 2,000,000,000 shares. A copy of the amendment to the certificate of incorporation is in the form attached as APPENDIX B to the Proxy Statement.
☐   FOR                     ☐   AGAINST                      ☐   ABSTAIN
3.	CONFORMING AMENDMENTS TO CERTIFICATE OF INCORPORATION. Proposal to approve the Proposed Amended and Restated Certificate in the form attached as APPENDIX C to the Proxy Statement.
☐   FOR                      ☐   AGAINST                      ☐   ABSTAIN
4.	STOCK INCENTIVE PLAN. Proposal to approve the 2007 Stock Incentive Plan in the form attached as APPENDIX D to the Proxy Statement.
☐   FOR                      ☐   AGAINST                      ☐   ABSTAIN
[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

5.	OTHER BUSINESS. In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.
          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted as follows:
•	FOR Proposal 1 (Blank Check Preferred Stock)

•	FOR Proposal 2 (Increase in Authorized Common Stock)

•	FOR Proposal 3 (Conforming Amendments to Certificate of Incorporation)

•	FOR Proposal 4 (Stock Incentive Plan); and

•	in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Special Meeting or any adjournment thereof.
          The undersigned acknowledges receipt of the accompanying Proxy Statement dated _______, 2007.
Dated: __________________, 2007

Signature of Stockholder:	Date:

Signature of Stockholder:	Date:
Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.
I plan to attend the Special Meeting. ☐                                           I do not plan to attend the Special Meeting. ☐

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